                                                                  Exhibit 10.14



                                  December 18, 1996


Mr. James P. Boldrick
Mr. James Miles Boldrick
Boldrick Partners
1801 West Wall
Midland, Texas  79701

         Re:  Sale of Oil and Gas Properties of Statewide Minerals, Inc.

Gentlemen:

    This letter (this "Agreement") when executed by you in the space provided below, shall set forth our agreement concerning the sale by Statewide Minerals, Inc. ("Seller") to Boldrick Partners ("Buyer") of the oil and gas properties described on EXHIBIT "A" attached hereto and made a part hereof and all other assets of Seller, less and except the Excluded Properties (as defined herein) (the "Properties").

    1. PURCHASE AND SALE. Effective as of seven o'clock a.m. on October 1, 1996 (the "Effective Time") Seller agrees to sell the Properties to Buyer and Buyer agrees to buy the Properties from Seller upon the terms and conditions set forth in this Agreement.

    2. PURCHASE PRICE. The purchase price (the "Purchase Price") to be paid for the Properties shall be the sum of THREE MILLION TWO HUNDRED THOUSAND DOLLARS ($3,200,000), adjusted as follows:

         (a) In connection with the oil and gas assets of Seller constituting part of the Properties, the Purchase Price shall be adjusted upward by (i) the value of all oil, gas and other hydrocarbons produced from the Properties prior to Effective Time and paid to Buyer, such value to be the actual price received less taxes deducted by the purchaser; and (ii) the amount of all verifiable expenditures paid by Seller in connection with the Properties and attributable to times subsequent to the Effective Time.

         (b) In connection with the oil and gas assets of Seller constituting part of the Properties, the Purchase Price shall be adjusted downward by (i) proceeds received by Seller from the

Mr. James P. Boldrick
Mr. James Miles Boldrick
December 18, 1996
Page 2


sale of oil, gas or other hydrocarbons attributable to the Properties and produced after the Effective Time; and (ii) an amount equal to all unpaid ad valorem, property, production, severance and similar taxes and assessments (but not including income taxes) based upon or measured by the ownership of property or the production of hydrocarbons or the receipt of proceeds therefrom accruing to the Properties prior to the Effective Time and assumed or paid by Buyer.

    3. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents the following:

         (a) Seller is a duly organized, validly existing corporation organized under the laws of and in good standing in the State of Texas, and has all requisite power and authority and is entitled to carry on its business in Texas. Seller has the authority to enter into this Agreement, and Seller's execution, delivery and performance of this Agreement will not (i) conflict with or violate Seller's articles of incorporation or bylaws, or any agreement or instrument to which Seller is a party or by which Seller is bound, or any law, administrative regulation or rule, judgment, decree, order or statute applicable to Seller, or (ii) constitute a material breach of, or any event of default under, any contract to which Seller is a party or by which Seller or its assets are bound, or constitute the happening of an event or condition upon which any other party to such a contract or agreement may exercise any right or option which will materially adversely affect any of the Properties.

         (b) The execution and delivery of this Agreement (including all actions of Seller taken pursuant to this Agreement) have been authorized by all necessary action on the part of the Seller. This Agreement constitutes a binding obligation of Seller enforceable in accordance with its terms, subject, however, to the effects of bankruptcy, insolvency, reorganization, moratorium and similar laws, as well as to principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (c) No lien, claim, suit, action or other proceeding is pending or before any court or governmental agency which might (i) result in substantial impairment or loss of Seller's title to any part of the Properties, or (ii) hinder or impede the consummation of the transactions contemplated by this Agreement. Seller shall promptly notify Buyer of any such proceeding arising prior to the Closing with respect to which Seller receives actual notice.

         (d) While Seller has owned the Properties, all ad valorem, property, production, severance and similar taxes based on or measured by the ownership of property or the production of hydrocarbons or the receipt of proceeds therefrom on the Properties have been properly paid prior to becoming delinquent and all such taxes and assessments which would become delinquent prior to the Closing shall have been properly paid by Seller.

Mr. James P. Boldrick
Mr. James Miles Boldrick
December 18, 1996
Page 3


         (e)  LIMITATION AND DISCLAIMER OF REPRESENTATIONS AND WARRANTIES.

THE EXPRESS REPRESENTATIONS AND WARRANTIES OF SELLER CONTAINED IN THIS AGREEMENT ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, AND THE REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN SHALL TERMINATE IN ALL RESPECTS UPON CLOSING. ANY ASSIGNMENT AND BILL OF SALE OR OTHER CONVEYANCE EXECUTED AND DELIVERED PURSUANT HERETO SHALL BE: (a) WITHOUT ANY WARRANTY OR REPRESENTATION OF TITLE, EITHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE; (b) WITHOUT ANY EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION AS TO THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OR MERCHANTABILITY OF ANY OF THE PROPERTIES OR THEIR FITNESS FOR ANY PURPOSE; AND (c) WITHOUT ANY OTHER EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION WHATSOEVER. AT CLOSING, BUYER SHALL HAVE WAIVED ITS RIGHT TO
PHYSICALLY INSPECT THE PROPERTIES FOR ALL PURPOSES.   BUYER IS RELYING SOLELY
UPON ITS OWN INVESTIGATIONS WITH RESPECT TO THE PROPERTIES, AND, BUYER SHALL ACCEPT ALL OF THE SAME IN THEIR "AS IS, WHERE IS" CONDITION. IN ADDITION, SELLER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION OR MATERIALS NOW, HERETOFORE OR HEREAFTER FURNISHED OR MADE AVAILABLE TO BUYER IN CONNECTION WITH THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY DESCRIPTION OF THE PROPERTIES, PRICING ASSUMPTIONS, OR QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE PROPERTIES OR THE ABILITY OR POTENTIAL OF THE PROPERTIES TO PRODUCE HYDROCARBONS OR THE ENVIRONMENTAL CONDITION OF THE PROPERTIES OR ANY OTHER MATTERS CONTAINED IN CONFIDENTIAL INFORMATION AND ANY OTHER MATERIALS FURNISHED OR MADE AVAILABLE TO BUYER BY SELLER OR BY SELLER'S AGENTS OR REPRESENTATIVES. ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION AND OTHER MATERIALS FURNISHED BY SELLER OR BY SELLER'S AGENTS OR REPRESENTATIVES OR OTHERWISE MADE AVAILABLE TO BUYER OR BUYER'S REPRESENTATIVES ARE PROVIDED TO OR FOR THE BENEFIT OF BUYER AS A CONVENIENCE, AND SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST SELLER OR SELLER'S AGENTS OR REPRESENTATIVES. ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT BUYER'S SOLE RISK. THE ASSIGNMENTS AND BILLS OF SALE OR OTHER CONVEYANCES TO BE DELIVERED BY SELLER AT CLOSING SHALL EXPRESSLY SET FORTH THE LIMITATIONS AND

Mr. James P. Boldrick
Mr. James Miles Boldrick
December 18, 1996
Page 4


DISCLAIMERS OF REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS PARAGRAPH.

    4. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants that:

         (a) Buyer is a duly organized, validly existing general partnership organized under the laws of and in good standing in the State of Texas, and has all requisite power and authority and is entitled to carry on its business in Texas. Buyer has the authority to enter into this Agreement, and Buyer's execution, delivery and performance of this Agreement will not (i) conflict with or violate Buyer's general partnership agreement, or any agreement or instrument to which Buyer is a party or by which Buyer is bound, or any law, administrative regulation or rule, judgment, decree, order or statute applicable to Buyer, or
(ii) constitute a material breach of, or any event of default under, any contract to which Buyer is a party or by which Buyer or its assets are bound, or constitute the happening of an event or condition upon which any other party to such a contract or agreement may exercise any right or option which will materially adversely affect the Seller.

         (b) The execution and delivery of this Agreement (including all actions of Buyer taken pursuant to this Agreement) have been authorized by all necessary action on the part of the Buyer. This Agreement constitutes a binding obligation of Buyer enforceable in accordance with its terms, subject, however, to the effects of bankruptcy, insolvency, reorganization, moratorium and similar laws, as well as to principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (c) Buyer is not a party to any suit, action or other proceeding before any court or governmental agency as of the date of this Agreement to which Buyer is a party and which might hinder or impede the consummation of the transactions contemplated by this Agreement. Buyer shall promptly notify Seller of any such proceeding arising prior to the Closing with respect to which Buyer receives actual notice. There are no bankruptcy, reorganization or arrangement proceedings pending, being contemplated by or threatened against Buyer.

    5.   COVENANTS OF SELLER.  Seller covenants and agrees with Buyer that:

         (a) Prior to Closing, Seller will make available to Buyer for examination in Seller's offices all title and other information relating to the Properties insofar as the same are in Seller's possession and will cooperate with Buyer in Buyer's efforts to obtain, at Buyer's expense, such additional information relating to the Properties as Buyer may reasonably desire, to the extent in each case that Seller may do so without violating any obligation of confidence or other contractual commitment of Seller to a third party. Seller shall permit Buyer, at Buyer's expense, to inspect and photocopy such information and records at any reasonable time during the term of this Agreement but only to the extent, in each case, that Seller may do so without violating any obligation of confidence

Mr. James P. Boldrick
Mr. James Miles Boldrick
December 18, 1996
Page 5


or contractual commitment. Seller shall also permit Buyer to perform, at Buyer's sole cost, risk and expense such field inspections of the Properties as Buyer may deem necessary. The covenants of Seller set forth in this
Section 5(a) are expressly subject to the "Limitation and Disclaimer of Representations and Warranties" contained in Section 3(e) above.

         (b) Without the prior written consent of Buyer, Seller will not encumber, sell or otherwise dispose of any of the Properties prior to the Closing, other than the sale of oil, gas and other hydrocarbons produced, saved and sold in the ordinary course of business.

    6. TITLE. Seller represents and warrants to Buyer that at the Closing Seller shall have Defensible Title to the Properties. The term "Defensible Title" means title which is free of mortgages, liens, security interests and encumbrances placed on the Properties by Seller. The term "Title Defect" means any condition which renders Seller's title to the Properties to be less than Defensible Title.

    7. OBJECTIONS TO TITLE OR PROPERTY CONDITIONS. If title examination reveals any Title Defect, Buyer shall give notice thereof to Seller on or before five (5) days prior to Closing. Seller, at its option, may attempt to cure any Title Defect raised by Buyer within such time. If the Title Defect cannot be cured within such time or Seller elects not to cure any such Title Defect, Seller and Buyer will attempt to negotiate a reduction in the Purchase Price to reflect the value of the property to which such Title Defect relates. If prior to Closing Seller is unable to cure or elects not to cure any such Title Defect, Buyer shall have the option to (i) terminate this Agreement without liability of either party to the other, or (ii) waive the Title Defect and proceed to Closing. The failure of either party to cure title or other condition after undertaking to do so shall not create any liability for such party.

    8. SELLER'S CONDITIONS TO CLOSING. The obligations of Seller at Closing are subject, at the option of Seller, to the satisfaction at or prior to Closing of the following conditions:

         (a) All representations and warranties of Buyer contained in this Agreement shall be true in all material respects at and as of the Closing; Buyer shall provide Seller with certificates executed by a responsible officer of Buyer to such effect; and Buyer shall have performed and satisfied all material obligations in all material respects required by this Agreement to be performed and satisfied by Buyer at or prior to Closing.

         (b) No suit or other proceeding shall be pending before any court or governmental agency seeking to restrain or prohibit or declare illegal, or seeking substantial damages in connection with, the purchase and sale contemplated by this Agreement.

    9. BUYER'S CONDITIONS TO CLOSING. The obligations of Buyer at Closing are subject, at the option of Buyer, to the satisfaction at or prior to Closing of the following conditions:

Mr. James P. Boldrick
Mr. James Miles Boldrick
December 18, 1996
Page 6


         (a) All representations and warranties of Seller contained in this Agreement shall be true in all material respects at and as of the Closing; Seller shall provide Buyer with certificates executed by a responsible officer of Seller to such effect; Seller can convey to Buyer title to the Properties as set forth in Section 6 hereof, free and clear of all mortgages, liens, security interests and encumbrances which may have been placed on the Properties by Seller; and Seller shall have performed and satisfied all material agreements in all material respects required by this Agreement to be performed and satisfied by Seller at or prior to Closing.

         (b) No suit or other proceeding shall be pending before any court or governmental agency seeking to restrain or prohibit or declare illegal, or seeking substantial damages in connection with, the purchase and sale contemplated by this Agreement.

    10. CLOSING. Consummation of the transactions contemplated by this Agreement shall occur on or before December 31, 1996, at 2:00 p.m., at the offices of Seller in Midland, Texas (the "Closing"). At the Closing, the following events shall occur, each being a condition precedent to the others and each being deemed to have occurred simultaneously with the others:

         (a) Seller shall execute, acknowledge and deliver to Buyer a recordable Assignment, Bill of Sale and Conveyance on the form attached hereto as EXHIBIT "B" (in counterparts to facilitate recording).

         (b) On or before December 30, 1996, at 5:00 p.m., Seller and Buyer shall execute and deliver a settlement statement (the "Preliminary Settlement Statement") that shall set forth the Closing Amount (as hereinafter defined) and each adjustment and the calculation of such adjustments used to determine such amount. The term "Closing Amount" shall mean the Purchase Price adjusted as provided above.

         (c) Buyer shall pay the Closing Amount to Seller by cashier's check or certified funds, or by wire transfer in immediately available funds received prior to the close of banking hours on the day of Closing as follows:

         Account:            Costilla Energy, Inc.
         Account No.:        3750767438
                             NationsBank of Texas, N.A.
         ABA Routing No.:    111000012
         Attention:          Frank K. Stowers
                             NationsBank of Texas - Midland
                             (915) 685-2179

         (d) Seller shall deliver to Buyer exclusive possession of the Properties.

Mr. James P. Boldrick
Mr. James Miles Boldrick
December 18, 1996
Page 7


         (e) Buyer shall deliver to Seller a certificate of incumbency as to those partners of Buyer executing instruments in connection with this Agreement. Seller shall deliver to Buyer (i) a copy of the resolutions adopted by Seller authorizing this transaction and the consummation thereof, certified by the secretary or assistant secretary of Seller to be a true and correct copy, and
(ii) a certificate of incumbency as to those officers of Seller executing instruments in connection with this Agreement.

         (f) Seller and Buyer shall execute, acknowledge and deliver transfer orders or letters in lieu thereof directing all purchasers of production to make payment to Buyer of proceeds attributable to production from the Properties after the Effective time.

         (g) Seller shall deliver to Buyer the original files of Seller relating to the Properties.

    11. OBLIGATIONS AFTER CLOSING. The parties hereto shall have the following obligations after Closing:

         (a) Within 60 days after the Closing, Seller shall prepare and deliver to Buyer, in accordance with this Agreement and generally accepted accounting principles, a statement ("Seller's Final Settlement Statement") setting forth each adjustment to Purchase Price that was not finally determined as of the Closing. Within 75 days after the Closing, Buyer shall deliver to Seller a written notice containing any changes that Buyer proposes be made to the Seller's Final Settlement Statement. The parties shall undertake to agree with respect to the amounts due pursuant to such proposals within 90 days after the Closing. The final agreed price paid by Buyer to Seller for the Properties after all adjustments is hereinafter referred to as the "Final Purchase Price." The date upon which such agreement is reached or upon which the Final Purchase Price is established shall be herein called the "Final Settlement Date." If the Final Purchase Price is more than the Closing Amount, Buyer shall pay to Seller in immediately available funds the amount of such difference. If the Final Purchase Price is less than the Closing Amount, Seller shall cause to be paid to Buyer, in immediately available funds, the amount of such difference. Payment by Buyer or Seller shall be made within five days of the Final Settlement Date.

         (b)  Seller shall pay all sales taxes occasioned by the sale of the
Properties.   Buyer shall pay all documentary, filing and recording fees required in connection with the filing and recording of any assignments. All ad valorem taxes, real property taxes, personal property taxes and similar obligations concerning the Properties with respect to the tax period in which the Effective Time occurs shall be apportioned as of the Effective Time between Seller and Buyer.

         (c) After Closing, Seller and Buyer shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such instruments and take such other actions, including payment of monies, as may be necessary or advisable to carry out their obligations under this

Mr. James P. Boldrick
Mr. James Miles Boldrick
December 18, 1996
Page 8


Agreement and under any document, certificate or other instrument delivered pursuant hereto or required by law.

         (d) If at any time subsequent to the Closing Buyer comes into possession of money or property belonging to the Seller, such money or other property shall be promptly delivered to the Seller. If at any time subsequent to the Closing Seller comes into possession of money or property belonging to the Buyer, such money or other property shall be promptly delivered to the Buyer.

         (e)  [OMITTED]

         (f) Seller agrees that within sixty (60) days after Closing Seller will be dissolved or change its name. From and after the Closing, Seller shall have no objection to Buyer using the name "Statewide Minerals Company", or any variation thereof. In addition, following Closing Seller will cooperate with Buyer in attempting to cause Seller's post office box and telephone number to be transferred to Buyer.

         (g) All representations and warranties of the parties hereto, and all obligations of the parties hereunder, except those contained in the assignments to be delivered at Closing and except those contained in this Section 11, shall terminate at Closing and shall be of no force and effect.

    12.  TERMINATION.  This Agreement may be terminated (i) as provided in
Section 7 hereof, or (ii) except as otherwise provided herein, by either party hereto if Closing has not occurred on or before the date set forth above for Closing. If this Agreement is terminated for any reason or is breached, nothing contained herein shall be construed to limit Seller's or Buyer's legal or equitable remedies including, without limitation, damages for the breach or failure of any representation, warranty, covenant or agreement contained herein and the right to enforce specific performance of this Agreement.

    13.  [OMITTED]

    14.  GENERAL PROVISIONS.

         (a) All notices hereunder shall be in writing, dated and signed by the party giving the same. Each notice shall be either (i) delivered in person to the address of the party for whom it is intended at the address of such party as shown below, or (ii) delivered to the United States Postal Service in a secure and sealed envelope or other suitable wrapper addressed to the party for whom it is intended at the address of such party as provided below, with sufficient postage affixed, certified or registered mail, return receipt requested, or (iii) sent by facsimile. If such notice is so mailed, the effective date of such notice shall be the date of delivery or attempted delivery if the same is not delivered and is returned to the party attempting to give such notice. The address at which any party

Mr. James P. Boldrick
Mr. James Miles Boldrick
December 18, 1996
Page 9


hereto is to receive notice may be changed from time to time by such party by giving notice of the new address to all other parties hereto. The address of the Seller is the letterhead address shown on the first page of this Agreement, and the address of the Buyer is the same as the address of this letter.

         (b) This Agreement may not be amended nor any rights hereunder waived except by an instrument in writing signed by both parties hereto.

         (c) The headings of the sections of this Agreement are for convenience of reference only and shall not affect any of the provisions of this Agreement.

         (d) References made in this Agreement, including use of a pronoun, shall be deemed to include where applicable, masculine, feminine, singular or plural, individuals, partnerships or corporations. As used in this Agreement, "person" shall mean any natural person, corporation, partnership, trust, estate or other entity.

         (e) This Agreement and the transactions contemplated hereby shall be construed in accordance with, and governed by, the laws of the State of Texas. In the event of any litigation or other proceedings in connection with this Agreement, the venue for any such proceeding shall be in a court of competent jurisdiction located in Midland County, Texas.

         (f) This Agreement constitutes the entire understanding among the parties with respect to the subject matter hereof, superseding all negotiations and prior understandings relating to such subject matter.

         (g) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and, except as otherwise prohibited, their respective successors and assigns. Nothing contained in this Agreement, or implied herefrom, is intended to confer upon any other person or entity any benefits, rights or remedies.

         (h) Buyer or Seller may assign all or any portion of their respective rights or delegate any portion of their duties hereunder without the consent of the other party hereto, but any assigning party shall give the other party prompt written notice of any such assignment.

         (i) If a court of competent jurisdiction determines that any provision of this Agreement is void, illegal or unenforceable, the other provisions of this Agreement shall remain in full force and effect and the provisions that are determined to be void, illegal or unenforceable shall be limited so that they shall remain in effect to the extent permissible by law.

         (j) NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, THE PROPERTIES DO NOT INCLUDE AND BUYER AGREES AND

Mr. James P. Boldrick
Mr. James Miles Boldrick
December 18, 1996
Page 10


ACKNOWLEDGES THAT SELLER HAS RESERVED FROM THE PROPERTIES AND HEREBY RESERVES UNTO ITSELF ANY AND ALL OF ITS INTEREST IN (a) ALL MICROSOFT OFFICE SUITE COMPUTER SOFTWARE, ALL ENERTECH OIL AND GAS COMPUTER SOFTWARE AND ALL LASSER, INC. COMPUTER SOFTWARE; (b) SOUTH TIMBALIER BLOCK 203, SOUTH TIMBALIER AREA, OUTER CONTINENTAL SHELF, BEING THOSE LANDS COVERED BY OIL AND GAS LEASE NO. OCS-G-1269 DATED JUNE 1, 1962, FROM THE UNITED STATES OF AMERICA, AS LESSOR, TO THE CALIFORNIA COMPANY, AS LESSEE, RECORDED IN BOOK 646, PAGE 510889, __________________ PARISH, LOUISIANA, AND THE OCS-G-1269A #2, 3, 4 AND 5
WELLS; AND (c) ALL MONIES, REFUNDS, PROCEEDS, RECEIPTS, CREDITS, RECEIVABLES, ACCOUNTS AND INCOME ATTRIBUTABLE TO ITS ASSETS AND ACCRUING PRIOR TO THE EFFECTIVE TIME ((a) THROUGH (c), COLLECTIVELY THE "EXCLUDED PROPERTIES").

    If the foregoing correctly sets forth our agreement in this matter, please so indicate by executing two copies of this letter in the space provided below and returning a fully executed copy to the undersigned whereupon this letter shall become a binding agreement between us.

                             Very truly yours,

                        STATEWIDE MINERALS, INC.

                        By:  /s/ Michael J. Grella
                             Michael J. Grella
                             President

/jmg

AGREED TO AND ACCEPTED this
_______ day of December, 1996

Boldrick Partners, a Texas general
partnership

By: /s/ JAMES PRATT BOLDRICK
   ---------------------------------
    James Pratt Boldrick
    General Partner

By: /s/ JAMES MILES BOLDRICK
   ---------------------------------
    James Miles Boldrick
    General Partner

                                     Exhibit "A"


    All of Seller's interests in all oil, gas and other mineral interests, royalty interests, and overriding royalty interests, of every kind and character, and wherever located, including, without limitation, all of Seller's mineral, royalty and overriding royalty interests in the wells and lands described on the following pages of this Exhibit "A" or described in the deeds or other instruments described in the following pages of this Exhibit "A", together with all of Seller's interest in (i) all oil, gas, mineral and other hydrocarbon substances produced from said properties from and after the Effective Time, and (ii) all contracts, agreements, land files, division order files, title files, other files and data related to said properties; LESS AND EXCEPT THE EXCLUDED PROPERTIES.

                                     EXHIBIT "B"

                       ASSIGNMENT, BILL OF SALE AND CONVEYANCE

STATE OF           )
                   )         KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF          )

    That, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, STATEWIDE MINERALS, INC., a Texas corporation, having its principal place of business at 400 West Illinois, Suite 1000, Midland, Midland County, Texas 79701 (hereinafter called "ASSIGNOR"), does hereby ASSIGN, TRANSFER and CONVEY, effective as of October 1, 1996, at 7:00 a.m., at the location of the respective Properties (the "EFFECTIVE TIME"), unto BOLDRICK PARTNERS, a Texas general partnership composed of James Pratt Boldrick and James Miles Boldrick, having its principal place of business at 1801 West Wall, Midland, Texas 79701 (hereinafter called "ASSIGNEE"), the following described properties, LESS AND EXCEPT THE EXCLUDED PROPERTIES (the "PROPERTIES"):

    All of Assignor's assets and properties of every kind and character, and wherever located, including, without limitation, all of Assignor's mineral, royalty and overriding royalty interests in the lands described on EXHIBIT "A" attached hereto and made a part hereof, or described in the deeds or other instruments described in EXHIBIT "A" attached hereto, together with all of Assignor's interest in (i) all oil, gas, mineral and other hydrocarbon substances produced from said properties from and after the Effective Time, and (ii) all contracts, agreements, land files, division order files, title files, and other files and data related to said properties.

    This Assignment, Bill of Sale and Conveyance is subject to the following terms, covenants and conditions:

    1. THIS ASSIGNMENT IS MADE (a) WITHOUT ANY WARRANTY OR REPRESENTATION OF TITLE, EITHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE; (b) WITHOUT ANY EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION AS TO THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OR MERCHANTABILITY OF ANY OF THE PROPERTIES OR THEIR FITNESS FOR ANY PURPOSE; and (c) WITHOUT ANY OTHER EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION WHATSOEVER. ASSIGNEE SHALL BE DEEMED TO HAVE WAIVED ITS RIGHT TO PHYSICALLY INSPECT ASSIGNOR'S PROPERTIES FOR ALL PURPOSES. ASSIGNEE IS RELYING SOLELY UPON ITS OWN INVESTIGATIONS WITH RESPECT TO THE PROPERTIES AND ASSIGNEE SHALL ACCEPT ALL OF THE SAME IN THEIR "AS IS, WHERE IS" CONDITION. IN ADDITION, ASSIGNOR HAS MADE AND MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION OR MATERIALS NOW, HERETOFORE OR

Mr. James P. Boldrick
Mr. James Miles Boldrick
December 18, 1996
Page 13


HEREAFTER FURNISHED OR MADE AVAILABLE TO ASSIGNEE IN CONNECTION WITH THIS ASSIGNMENT, INCLUDING, WITHOUT LIMITATION, ANY DESCRIPTION OF THE PROPERTIES, PRICING ASSUMPTIONS, OR QUALITY OR QUANTITY, OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE PROPERTIES OR THE ABILITY OR POTENTIAL OF THE PROPERTIES TO PRODUCE HYDROCARBONS OR THE ENVIRONMENTAL CONDITIONS OF THE PROPERTIES OR ANY OTHER MATTERS CONTAINED IN CONFIDENTIAL INFORMATION AND ANY OTHER MATERIALS FURNISHED OR MADE AVAILABLE TO ASSIGNEE BY ASSIGNOR OR BY ASSIGNOR'S AGENTS OR REPRESENTATIVES. ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION AND OTHER MATERIALS FURNISHED BY ASSIGNOR OR BY ASSIGNOR'S AGENTS OR REPRESENTATIVES OR OTHERWISE MADE AVAILABLE TO ASSIGNEE ARE AND WERE PROVIDED TO ASSIGNEE AS A CONVENIENCE, AND SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST ASSIGNOR OR ITS AGENTS OR REPRESENTATIVES. ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT ASSIGNEE'S SOLE RISK.

    2. This Assignment, Bill of Sale and Conveyance is made with full rights of substitution and subrogation of Assignee, to the extent of the interest hereby assigned, in and to all covenants and warranties by others heretofore given or made with respect to the Properties.

    3. This Assignment, Bill of Sale and Conveyance is made subject to governmental and regulatory agency rules and regulations and subject to all the terms and the express and implied covenants and conditions of the instruments described on Exhibit "A" and of any other matter appearing of record or of which Assignee has either notice or knowledge. Further, the terms, covenants and conditions hereof shall be binding upon and shall inure to the benefit of the Assignor and the Assignee and their respective successors and assigns, and such terms, covenants and conditions shall be covenants running with the land herein assigned and with each transfer or assignment of said land.

    4. This Assignment, Bill of Sale and Conveyance is made and shall be subject to the terms and provisions of that certain Purchase and Sale Letter Agreement between Assignor, as Seller, and Assignee, as Buyer, dated December 18, 1996, which shall prevail in the event of any conflict between the terms and provisions hereof and thereof.

    5. Notwithstanding anything in this Assignment, Bill of Sale and Conveyance to the contrary, the Properties do not include and Assignee agrees and acknowledges that Assignor has reserved and hereby reserves unto itself any and all of its interest in (a) all Microsoft Office Suite computer software, all Enertech Oil and Gas computer software and all Lasser, Inc. computer software; (b) South Timbalier Block 203, South Timbalier Area, Outer Continental Shelf, being those lands covered by Oil and Gas Lease No. OCS-G-1269 dated June 1, 1962, from the United States of

Mr. James P. Boldrick
Mr. James Miles Boldrick
December 18, 1996
Page 14


America, as Lessor, to the California Company, as Lessee, recorded in Book 646, Page 510889, __________________ Parish, Louisiana, and the OCS-G-1269A #2, 3, 4
and 5 wells; and (c) all monies, refunds, proceeds, receipts, credits, receivables, accounts and income attributable to its assets and accruing prior to the Effective Time ((a) through (c), collectively the "EXCLUDED PROPERTIES").

    6. This Assignment, Bill of Sale and Conveyance may be executed in any number of counterparts and each counterpart shall be deemed to be an original instrument, but all counterparts shall constitute but one Assignment, Bill of Sale and Conveyance. To facilitate recordation, there may be omitted from certain counterparts of this instrument all or part of Exhibit "A".

    TO HAVE AND TO HOLD the Properties unto the Assignee, and its successors and assigns, subject to the terms, covenants and conditions hereinabove set forth.

    EXECUTED this ______ day of December, 1996, to be effective in all respects as of the Effective Time.

              ASSIGNOR:      STATEWIDE MINERALS, INC.


                             By:
                                ----------------------------------------------
                             Name:
                             Title:

              ASSIGNEE:      BOLDRICK PARTNERS


                             By:
                                ----------------------------------------------
                                  James Pratt Boldrick, General Partner


                             By:
                                ----------------------------------------------
                                  James Miles Boldrick, General Partner


                     [Appropriate Acknowledgments to be Attached]